Exhibit 99.1

United Financial Bancorp, Inc.

United We Are Stronger

NASDAQ Global Select Market

UBNK

KBW Community Bank Investor Conference

July 29 & 30, 2014

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.

Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,”

“should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations compared to peer institutions, the peer companies include: BHLB, BRKL, CBU, CUBI, DCOM, FCF, FFIC, IBCP, NPBC, NBTB, NWBI, PFS, STBA, STL, TMP, and TRST. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.unitedfinancialinc.com.

Table of Contents

Page

Merger Transaction Highlights 5

Branch Franchise 6

Management Team 7

Balance Sheet Trends 8

Net Loan Trends 9

Credit Quality Metrics 10

Loan Composition 11

Deposit Composition 12

Deposit Market Share 13

How United Creates Value 14

2014 & 2015 Priorities 15

Potential Upside From Improved ROE 17

Appendix 18

Corporate Contacts

William H. W. Crawford, IV

Chief Executive Officer

Eric R. Newell, CFA

Executive Vice President, Chief Financial Officer

David C. Paulson

Executive Vice President, Head of Wholesale Banking

Investor Information:

Marliese L. Shaw

Executive Vice President, Corporate Secretary/Investor Relations Officer

860-291-3622 or mshaw@rockvillebank.com

Merger Transaction Highlights

Merger-of-equals creating the largest community bank headquartered in the Hartford—Springfield market, western New England’s largest metro area.

Strategically Compelling

Creates a leading New England bank with $5.2 billion in assets and over 50 branches in two states with the size, scale and product breadth to compete effectively

#1 community bank in combined Hartford and Springfield market

Fortifies both companies’ position within the “Knowledge Corridor” (20th largest metropolitan area if considered as a single MSA)

Better positioned for future growth

Complementary branch networks provide both greater market density, opportunities for consolidation and unique franchise scarcity value

Enhanced management team, bringing strengths from both sides

Historically similar cultures with similar strategies, customer focus and strong service and community orientation

Financially Attractive

2015E EPS accretion of 35%

Manageable tangible book dilution with earnback of less than 5 years

High teens IRR

Post integration ROAA > 1% and ROATCE approaching 10%

Meaningful potential revenue synergies, identified but not modeled, provide additional upside

Strong pro forma capital position supports future growth and capital management

Attractively valued with significant upside potential

Branch Franchise

Massachusetts

Connecticut

Legacy United

Legacy United Loan Production Offices

Legacy Rockville

Legacy Rockville Loan Production Offices

Management Team

Name	Title/Function	Years in Industry / Years at United	Prior Experience
William H.W. Crawford	Chief Executive Officer	26/3	Wells Fargo Bank, Wachovia Bank
Marino J. Santarelli	Chief Operating Officer	41/3	Wells Fargo Bank, Wachovia Bank
Scott C. Bechtle	Chief Risk Officer	32/3	Florida Shores Bank, Wells Fargo Bank
Dena M. Hall	Western MA Regional President	17/9	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resource Officer	30/0	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	21/5	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	24/1	H&R Block Bank, Chevy Chase Federal Savings Bank
Eric R. Newell	Chief Financial Officer	11/3	FDIC, Fitch Ratings, Alliance Bernstein
David C. Paulson	Head of Wholesale Banking	29/0	Santander, Wells Fargo, Wachovia
Betsy Wynnick	Director of Internal Audit	22/2	NewAlliance Bank, Webster Bank
Deborah M. Gebo	Retail Banking	27/27	N/A
Joan B. Klinakis	Deposit Operations	37/27	Park West Bank and Trust, Chicopee Co-operative Bank, Chicopee Savings Bank
Sam R. Patel	Chief IT Officer	25/0	CertusBank, Wells Fargo, Wachovia

7

Balance Sheet Trends

Second Quarter balances reflects 4/30/2014 merger of United Financial Bancorp, Inc. with and into Rockville Financial, Inc.

Total Net Loans ($ million’s)

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

1,410

1,457

1,587

1,697

1,740

3,675

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

Total Deposits ($ million’s)

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

1,219

1,327

1,505

1,735

1,808

3,978

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

Total Assets ($ million’s)

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

1,678

1,750

1,999

2,302

2,373

5,159

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

Net Loan Trends

2010 2011 2012 2013 2014Q1 2014Q2 CAGR

Originated 1,410 1,457 1,587 1,697 1,740 1,855 8.4%

Loans

Purchased

Covered x x x x x 12 n/m*

Loans

Purchased

Non- x x x x x 1,808 n/m*

Covered

Loans

Total 1,410 1,457 1,587 1,697 1,740 3,675 31.6%

*n/m = not meaningful

Credit Quality Metrics

2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2

ALLL to total 1.18% 1.14% 1.13% 1.12% 1.11% 1.14%

originated loans

Nonperforming 1.01% 0.83% 0.76% 0.80% 0.68% 0.79%

originated loans to total originated loans

Nonperforming 0.89% 0.73% 0.66% 0.66% 0.62% 0.60%

originated assets to total originated assets

Loan Composition

Legacy RCKB	Legacy United Bank	Combined



Commercial Business Loans, 14.2%
Installment and Collateral Loans, 0.1%
Residential, 37.5%
Construction - Residential, 0.3%
Construction - Commercial, 2.1%
Commercial, 45.9%



Commercial Business Loans, 14.1%
Installment and Collateral Loans, 1.1%
Residential, 44.7%
Construction - Residential, 1.5%
Construction - Commercial, 2.3%
Commercial, 36.3%



Commercial Business Loans, 16.2%
Installment and Collateral Loans, 0.5%
Residential, 36.0%
Constructio Residential 0.2%
Construction - Commercial, 2.9%
Commercial, 44.3%

3/31/2014	3/31/2014	6/30/2014

Loan Portfolio ($mm)		Legacy RCKB 3/31/2014	% Of Total		Legacy United Bank 3/31/2014	% Of Total		Combined 6/30/2014	% Of Total
Real Estate Loans:									
Residential	$	658.0	37.5%	$	832.6	44.7%	$	1,329.0	36.0%
Commercial		806.8	45.9%		676.3	36.3%		1,635.6	44.3%
Construction - Residential		36.2	2.1%		28.2	1.5%		6.8	0.2%
Construction - Commercial		4.5	0.3%		42.6	2.3%		106.0	2.9%
Commercial Business Loans		249.0	14.2%		261.7	14.1%		597.9	16.2%
Installment and Collateral Loans		2.1	0.1%		19.9	1.1%		17.8	0.5%
Total Loans	**$**	**1,756.6**	**100.0%**	**$**	**1,861.3**	**100.0%**	**$**	**3,693.1**	**100.0%**
CRE & Comm. Business Loans	*$*	*1,060.3*	*60.4%*	*$*	*980.6*	*52.7%*	*$*	*2,339.5*	*63.3%*
GAAP Loan Yield		3.92%			4.34%			4.64%	
Operating Loan Yield		N/A			N/A			4.18%	

11

Deposit Composition

Legacy RCKB

Time Deposits, 33.6%

Demand and NOW, 23.7%

Regular Savings & Club, 12.5%

Money Market Savings, 30.1%

3/31/2014

Legacy United Bank

Demand and NOW, 22.1%

Time Deposits,

37.2%

Money Market Savings, 23.0%

Regular Savings & Club, 17.7%

3/31/2014

Combined

Time Deposits, 37.9%

Demand and NOW, 24.2%

Money Market Savings, 23.8%

Regular Savings & Club, 14.1%

6/30/2014

Deposit Portfolio Legacy RCKB % Of Legacy United Bank % Of Combined % Of

($mm) 3/31/2014 Total 3/31/2014 Total 6/30/2014 Total

Demand and NOW $429.3 23.7% $431.0 22.1% $964.1 24.2%

Regular Savings & Club 226.3 12.5% 345.2 17.7% 559.1 14.1%

Money Market Savings 545.1 30.1% 447.6 23.0% 946.1 23.8%

Time Deposits 607.8 33.6% 725.9 37.2% 1,508.8 37.9%

Total Deposits $1,808.5 100.0% $1,949.7 100.0% $3,978.2 100.0%

Core Deposits $1,200.7 66.4% $1,223.8 62.8% $2,469.4 62.1%

GAAP Cost of Funds 0.56% 0.65% 0.43%

Operating Cost of Funds N/A N/A 0.61%

Deposit Market Share

Hartford - Springfield MSA Deposit Market Share

2013 Rank Institution (ST) Branches Deposits ($mm) Market Share

1 Bank of America Corp. 78 19,751 36.9%

2 Toronto-Dominion Bank 55 4,731 8.8%

3 Webster Financial Corp. 56 4,145 7.7%

Combined United - As of 6/30/2014 55 3,978 N/A

4 People’s United Financial Inc. 56 2,705 5.1%

5 First Niagara Financial Group 47 2,216 4.1%

6 Liberty Bank 29 1,902 3.6%

7 United Financial Bancorp, Inc. 28 1,665 3.1%

8 Rockville Financial, Inc. 20 1,587 3.0%

9 First Connecticut Bancorp, Inc 23 1,497 2.8%

10 PeoplesBancorp MHC 19 1,469 2.7%

How United Creates Value

Commercial Banking

Attract/Retain top local talent in each market we serve

RAROC

Strong credit culture & quick decision turnaround

Grow low cost core deposits

Recruit Bankers and clients from mega-bank competitors

16% CAGR for commercial loans in last 6 years, continue excellent asset quality

Goal of high single digit growth on $2.3 billion base (9% annualized in Q2 2014)

Integrate Legacy Rockville and Legacy United cultures

Drive greater productivity and efficiency in 2015/2016

Consumer Lending

New technology, new products, new leadership

35 Commission based Mortgage Loan Officers (MLOs) from large banks with deep roots in the community

Taking market share from large banks

Strong growth in Q2 2014 (6% annualized)

Record pipeline

Strong gain on sale income

Expanding direct sales channels:

Recruiting MLOs

Home equity lines new process

Private label credit card

Secondary market sales

Correspondent lending

Retail Banking

Highly efficient model, FTE/Deposits, 50+ branches

Superior customer service measured by Greenwich Associates

Grow via cross-sell of customer base

Customers to become transactors, borrowers & investors

Debit card, credit card, mobile banking, mortgage, home equity & investment services

Reduce cost structure – less branches and increase mobile & on-line direct channels

10 Financial Advisors currently, goal to reach 20 advisors serving 50+ retail branch network

Finance & Risk

Detailed cost center reporting

Business unit review process

Asset Liability Management modeling in-house

RAROC model & transfer pricing

Actively manage investment portfolio

Strong capital planning & budgeting process

Strong liquidity management and monitoring

Strong risk management focus & governance

2014 & 2015 Priorities

2014: Successful Conversion of Legacy United Bank Customers

Achieve Announced Cost Saves

Continue Efficiency Improvements & refining organizational cost structure

Growth Goals

High single digit loan growth

Mid-to-high single digit core deposit growth

Grow fee income businesses – debit card, financial advisory, loan level hedge & mortgage banking

Culture Integration – Establishing one United Culture

Continue to drive revenue synergies and increase market share as a result of United Bank and Rockville Bank combination

Mortgage Banking

Wealth Management

Talent Recruitment

Continue to acquire commercial banking teams

Recruit high performing commission based mortgage loan officers

Grow financial advisory business to 20 advisors from 10

2014 & 2015 Priorities (cont.)

2015: Operating Run Rate Goals

Financial Performance Metric Targets

Return on Assets >1.00%

Return on Tangible Common Equity ~10.0%

NIE / Average Assets <2.00%

Efficiency ~57%

2015 Operating Budget: Continue to evaluate cost saving opportunities throughout entire enterprise as we develop 2015 & 2016 operating budgets.

Opportunities will be enhanced by critical analysis of cost center expense reporting

Capital Deployment Opportunities

Priority is integration and conversion of Legacy United Bank Strategic plans developed for organic growth priority

Selectively evaluate other capital deployment opportunities

Potential Upside From Improved ROE

Price to Tangible Book is highly correlated to ROATE. 2015 ROATE estimates point towards a significant upside in return potential.

3.00x

2.50x

2.00x

1.50x

1.00x

0.50x

P/TBV(x)

R2=0.7566

4.00%

6.00%

8.00%

10.00%

12.00%

14.00%

16.00%

P/TBV of 1.58x imputes projected share price of $15.78 vs. $13.55 closing price as of June 30, 2014.

APPENDIX

Institutional Ownership

6/16/2014

Retail, 36%

Institutional, 56%

Affiliated, 8%

Top Institutional Holders

As of June 16, 2014

Holder Name

Position

% O/S

BlackRock Global Investors

3,380,000

6.4

Dimensional Fund Advisors

1,830,000

3.5

Keeley Asset Management Corp

1,380,000

2.6

The Vanguard Group

1,320,000

2.5

Northern Trust Investments

1,160,000

2.2

Fidelity Management & Research

1,070,000

2.0

T. Rowe Price Associates

960,000

1.8

Systematic Financial Management

880,000

1.7

Cardinal Capital Management

830,000

1.6

DePrince, Race & Zollo

830,000

1.6

Insider Ownership at June 30, 2014

Management Stock Ownership after June 2014 grant:

Executive

Position

# of Shares & Options

% of Shares Outstanding

Bill Crawford

CEO

480,284

0.91%

Mark Kucia

EVP/Chief Credit Officer

214,709

0.41%

Marino Santarelli

EVP/COO

185,565

0.35%

Scott Bechtle

EVP/CRO

170,657

0.32%

Eric Newell

EVP/CFO

131,336

0.25%

Brandon Lorey

EVP/Head of Consumer Lending

98,561

0.19%

David Paulson

EVP/Head of Wholesale Banking

21,241

0.04%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

Closing Date Balance Sheet and Purchase Accounting Adjustments

Closing Date Balance Sheet and Purchase Accounting Adjustments

At April 30, 2014

(In thousands)

Combined

Fair Value Adjustments

Combined With Adjustments

Assets:

Cash and cash equivalents

$ 45,409

$ —

$ 45,409

Investment securities

842,287

668

842,955

Loans, net of allowance for loan losses

3,644,430

(12,002)

3,632,428

Federal Home Loan Bank Stock

32,387

—

32,387

Premises and equipment

50,631

(656)

49,975

Cash surrender value of bank-owned life insurance

119,822

—

119,822

Goodwill

42,062

72,874

114,936

Core deposit intangible

2,945

7,640

10,585

Deferred tax asset

31,014

—

31,014

Other assets

48,697

754

49,451

Total assets

$ 4,859,684

$ 69,278

$ 4,928,962

Liabilities:

Deposits

$ 3,756,206

$ 7,112

$ 3,763,318

FHLBB advances and other borrowings

465,207

6,012

471,219

Other liabilities

31,581

2,560

34,141

Total liabilities

4,252,994

15,684

4,268,678

Capital:

606,690

53,594

660,284

Total liabilities and capital

$ 4,859,684

$ 69,278

$ 4,928,962

Actual – 6/30/2014

Tangible Equity:

$522,847,000

Tangible Capital Ratio:

10.40%

Tangible Book Value Per Share:

$9.99

United Financial Bancorp, Inc. Merger Financial Recap

Projections

18% accretion to earnings per share in 2014; 35% accretion to earnings per share in 2015

11% tangible book value per share dilution (Accretive in approximately 5 years)

~11% tangible common equity / tangible assets at close

Internal rate of return of 19%

Assumptions

Net cost savings of $18 million pre-tax

– 50% phased in by year end 2014, 100% by year end 2015

One time merger related expenses of approximately $34 million pre-tax

– 70% expensed at close & 100% by year-end 2014

Gross credit mark of $30 million

Core deposit intangible asset of $14 million

Interest rate & other marks of $2.6 million write-up pre-tax

Results to date

Net cost savings – On track

One-time merger expense expected to be $39 million (pre-tax); $25 million (pre-tax) expenses incurred to date and $6 million recognized by Legacy United prior to 4/30/2014 close

Gross credit mark of $34 million

Interest rate and other marks result in a write down of $2.6 million pre-tax

Core deposit intangible of $10 million

Operating to GAPP Reconciliation

United Financial Bancorp, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(Dollars in Thousands)
(Unaudited)

	Three Months Ended				
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Net (loss) income	$ (5,571)	$ 947	$ 1,757	$ 4,620	$ 3,299
Adjustments:					
Net interest income	(4,948)	-	-	-	-
Non-interest income	(589)	(268)	-	(29)	(329)
Non-interest expense	21,266	1,829	2,141	-	1,370
Income tax expense (benefit)	(4,346)	357	602	(8)	321
Net adjustment	11,383	1,204	1,539	(21)	720
Total operating net income	$ 5,812	$ 2,151	$ 3,296	$ 4,599	$ 4,019
Total net interest income	$ 36,879	$ 16,908	$ 16,976	$ 16,873	$ 16,701
Adjustments:					
Impact from purchase accounting fair value marks:					
(Accretion) / Amortization of loan mark	(3,388)	-	-	-	-
Accretion / (Amortization) of deposit mark	1,150	-	-	-	-
Accretion / (Amortization) of borrowings mark	410	-	-	-	-
Net adjustment	(4,948)	-	-	-	-
Total operating net interest income	$ 31,931	$ 16,908	$ 16,976	$ 16,873	$ 16,701
Total non-interest income	$ 6,319	$ 3,209	$ 2,959	$ 5,100	$ 4,108
Adjustments:					
Net gain on sales of securities	(589)	(268)	-	(29)	(329)
Total operating non-interest income	5,730	2,941	2,959	5,071	3,779
Total operating net interest income	31,931	16,908	16,976	16,873	16,701
Total operating revenue	$ 37,661	$ 19,849	$ 19,935	$ 21,944	$ 20,480
Total non-interest expense	$ 46,177	$ 18,257	$ 17,175	$ 14,763	$ 15,858
Adjustments:					
Merger and acquisition expense	(20,945)	(1,829)	(2,141)	-	-
Core deposit intangible amortization expense	(321)	-	-	-	-
Effect of position eliminations	-	-	-	-	(561)
Effect of branch lease termination agreement	-	-	-	-	(809)
Net adjustment	(21,266)	(1,829)	(2,141)	-	(1,370)
Total operating expense	$ 24,911	$ 16,428	$ 15,034	$ 14,763	$ 14,488

23

GAAP v Operating Net Income

For the Three Months Ended

(In thousands, except share data)

June 30,

March 31,

June 30,

2014

2014

2013

Net income

$ (5,571)

$ 947

$ 3,299

Operating net income

5,812

2,151

4,019

GAAP EPS - Diluted

($0.13)

$0.04

$0.12

Operating EPS - Diluted

$0.13

$0.08

$0.15

ALL Reconciliation

United Financial Bancorp, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures

(In Thousands)

(Unaudited)

Total loans

$ 3,693,115

$ 1,756,611

$ 1,713,792

$ 1,653,712

$ 1,616,172

Legacy United loans

1,820,526

—

—

—

—

Total loans excluding legacy United

$ 1,872,589

$ 1,756,611

$ 1,713,792

$ 1,653,712

$ 1,616,172

Allowance for loan losses

$ 21,343

$ 19,500

$ 19,183

$ 18,703

$ 18,345

Allowance for loan losses to total loans

0.58%

1.11%

1.12%

1.13%

1.14%

Allowance for loan losses to total loans excluding legacy United

1.14%

1.11%

1.12%

1.13%

1.14%

As required by GAAP, the Company recorded at fair value the loans acquired in the legacy United transactons. These loans carry no allowance for loan losses for the periods reflected above.

NIM Reconciliation

United Financial Bancorp, Inc. and Subsidiaries

Selected Interest Income/Expense and Yields/Costs

Reconciliation of Non-GAAP Financial Measures

(Dollars in Thousands)

(Unaudited)

Three Months Ended June 30, 2014

GAAP

Mark to Market

Operating

Interest

Yield/Cost

Interest

Yield/Cost

Interest

Yield/Cost

Loans:

Residential real estate

$ 9,716

3.50%

$ (586)

(0.23) %

$ 10,302

3.73%

Commercial real estate

18,291

5.37

2,431

0.73

15,860

4.64

Construction

1,804

8.05

789

3.68

1,015

4.37

Commercial business

5,253

4.52

756

0.69

4,497

3.83

Installment and collateral

5.48

(2)

(0.20)

5.68

Certificates of deposit

2,240

0.75

(1,150)

(0.39)

3,390

1.14

Borrowings:

Advances from the Federal Home Loan Bank

0.73

(418)

(0.55)

1.28

Other borrowings

173

1.07

8

0.06

165

1.01

Tax-equivalent net interest margin

37,516

3.88

4,948

32,568

3.36

26